EXHIBIT 10.3
                             BUSINESS LOAN AGREEMENT

------------------ ------------- ------------ -------------- ----------- ------------ ---------------- ------------- ---------------
   Principal       Loan Date     Maturity     Loan No.       Call        Collateral   Account          Officer       Initials
$2,000,000.00      06-29-1999    06-29-2000                  A100
------------------ ------------- ------------ -------------- ----------- ------------ ---------------- ------------- ---------------

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References  in the shaded  area are for  Lender's  use only and do not limit the applicability of this document to any particular loan or item.
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Borrower:    Elcotel, Inc.                Lender: NationsBank, N.A.
             6428 Parkland Drive                   P.O. Box 40329
             Sarasota, FL  34243                   Jacksonville, FL  32203-0329

================================================================================

THIS BUSINESS LOAN AGREEMENT, between Elcotel, Inc. ("Borrower") and NationsBank, N.A. ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrow understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of June 29, 1999, and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

         Borrower.  The word "Borrower" means Elcotel, Inc..

         CERCLA.  The  word  "CERCLA"  means  the  Comprehensive   Environmental
         Response, Compensation, and Liability Act of 1980, as amended.

         Collateral. The world "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations and published interpretations thereof.

         Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

         GAAP. The world "GAAP" means generally accepted accounting principles consistently applied.

         Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security Interest.

         Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any indebtedness.

         Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now existing, contemporaneously with or hereafter incurred or created and any renewals, modifications, extensions, substitutions or consolidations thereof, voluntary or involuntary incurred, secured or unsecured, absolute or contingent, or unliquidated; determined or undetermined, whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor, surety, or otherwise; whether recovery upon the indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

         Lender. The word "Lender" means NationsBank, N.A., its successors and assigns.

         Loan. The world "Loan" or "Loans" means and includes any and all loans, advances, interest, costs, fees, documentary stamp tax and/or intangible taxes, debts, overdraft indebtedness, leases, drafts, letters of credit, credit cards, and business services from lender to Borrower, whether now existing, contemporaneously with, or hereafter incurred or created and any renewals, modification, extensions, substitutions or consolidations thereof, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

         Note. The word "Note" means Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any renewal, extension, modification, consolidation, substitute, replacement or refinancing note or notes therefor.

         Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing indebtedness owed by Borrower to Lender;
         (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this

         Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

06-29-1999                    BUSINESS LOAN AGREEMENT                     Page 2
Loan No.                          (Continued)

================================================================================
         Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

         Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

         Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

         SARA.   The  word   "SARA"   means   the   Superfund   Amendments   and
         Reauthorization Act of 1986 as now or hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel, including without limitation any guaranties described below.

         Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender property certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

         Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

         Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

         No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

         Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

         Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

         Financial Information. Each financial statement of Borrower and each information, exhibit or report supplied to lender by Borrower, its agents or accountants truly and completely disclosed Borrower's financial condition as of the date of the statement in accordance with GAAP, and there has been no material adverse change in Borrower's financial or business condition or operations subsequent to the date of the most recent financial statement supplied to Lender and none are imminent or threatened. Borrower has no material contingent obligations except as disclosed in such financial statements. Borrower acknowledges and agrees that Lender is relying on all such financial information in entering into, continuing, renewing or extending any Loan.

         Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

         Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years. Additionally, Borrower and Borrower's real and personal properties comply fully with all laws, ordinances, statutes, codes and requirements of the Americans with Disabilities Act of 1990.

         Hazardous Substances. The terms "hazardous waste," "hazardous substance," disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.
         C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to an acknowledged by lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership, lease or use of any real or personal properties and the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties or the Collateral, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties or the Collateral shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties or the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any

06-29-1999                   USINESS LOAN AGREEMENT                       Page 3
Loan No.                          (Continued)

================================================================================
         other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the Collateral and the properties for hazardous wastes and substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to fully and promptly pay, perform, discharge and defend, indemnify and hold harmless Lender against any and all claims, orders, demands, causes of action, proceedings, judgments, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties or the Collateral, whether, or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

         Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

         Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

         Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

         Binding Effect. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

         Permits. Borrower possesses and will continue to possess all permits, licenses, copyrights, trademarks, trade names, patents and rights thereto to conduct its business and its business does not conflict or violate any valid rights of others with respect to the foregoing.

         Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes and will not purchase or carry margin stock (within the meaning of Regulations G,T and U of the Board of Governors of the Federal Reserve System).

         Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

         Location of Borrower's Offices and Records. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 6428 Parkland Drive, Sarasota, FL 34243.

         Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

         Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

         Deposit Accounts.  Maintain its primary banking accounts with Lender.

         Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         Updates. Promptly inform Lender in writing of details of all litigation, legal or administrative proceedings, investigation or other action of similar nature, pending or threatened against Borrower, at any time during the term of this Agreement, which in part or in whole may or will render any of the above representations and warranties no longer true, accurate and correct in each and every respect. Borrower will bring such details to Lender's attention, in writing, within thirty (30) days from the date Borrower acquires knowledge of same.

         Financial Records. Maintain its books and records in accordance with GAAP and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         Financial Statements. Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement, statement of cash flow and notes to statements for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP and certified by Borrower as being true and correct. Provide to Lender annually for each individual Borrower and Guarantor, if any, signed and dated personal financial statements on Lender's forms and, immediately after filing, the personal income tax return filed for the past calendar year. Simultaneously with the financial information required herein of Borrower, the same information of all corporate or partnership guarantors, if any, prepare in accordance with GAAP. Promptly after the furnishing thereof, provide Lender with copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, credit, or similar agreement and not otherwise required to be furnished to Lender pursuant to any other section of this Agreement. Promptly after the sending or filing thereof, provide Lender with copies of all proxy statements, financial statements and reports which Borrower sends to its stockholders, and

06-29-1999                     BUSINESS LOAN AGREEMENT                    Page 4
Loan No.                           (Continued)

================================================================================
         copies of all regular, periodic, special reports, an all registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefore, or with any national securities exchange.

         Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

         Financial Covenants and Ratios. Comply with the following covenants and ratios:

                  Leverage Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than:

                             Period                              Ratio
                             ------                              -----
                    For each fiscal year end                  1.25 to 1.00

                  Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of:

                             Period                              Ratio
                             ------                              -----
                    For each fiscal year end                  1.50 to 1.00

                  Fixed Charge Ratio. Maintain a ratio of Adjusted Net Income to Fixed Charges of not less than:

                             Period                              Ratio
                             ------                              -----
                  On a rolling four quarter basis            1.30 to 1.00

         For purposes of this  Agreement and to the extent the  following  terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets determined in accordance with GAAP (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements at book value) of Borrower less total Debt. The term "Debt" shall be determined in accordance with GAAP. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender. The term "Working Capital" shall mean Borrower's current assets at lower of cost or current market value less amounts due from any officer, director, shareholder or any entity related by common control or ownership, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand, marketable securities, bank deposits and Borrower's receivables. The term "Adjusted Net Income" means net income after taxes plus depreciation, amortization, lease expense, and interest expense. The term "Fixed Charges" mean interest expense plus lease expense, current maturities of long-term debt and current maturities of capital leases. The term "Cash Flow" shall mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization. The term "Senior Debt" shall mean Debt less Subordinated Debt. The term "Capital Funds" shall mean Tangible Net Worth plus Subordinated Debt. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with GAAP and certified by Borrower as being true and correct.

         Insurance.   Maintain   fire  and  other   risk   insurance,   business
         interruption, theft, public liability insurance, and such other insurance in such amounts and covering such risks as are usually covered by businesses engaged in the same or a similar business and similarly situated with respect to Borrower's properties and operations, in form, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

         Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

         Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, on Lender's forms, and in the amounts and by the guarantors named below:

             Guarantors                                           Amounts
             ----------                                           -------
             Elcotel Direct, Inc.                                 Unlimited
             Technology Service Group, Inc.                       Unlimited

         Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

         Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and
         (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

06-29-1999                     BUSINESS LOAN AGREEMENT                    Page 5
Loan No.                            (Continued)

================================================================================
         Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

         Operations. Substantially maintain its present executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans, and continue to engage in an efficient and economical manner in a business of the same general type as now conducted by it, provided, however, that nothing contained in this Agreement shall prevent Borrower from discontinuing any part of Borrower's business, if in Borrower's opinion, this discontinuance is in the best interests of Borrower and not disadvantageous to Lender.

         Maintenance. Maintain, keep and preserve Borrower's buildings and properties and every part thereof in good repair, working order, and condition and from time to time make all needful and proper repairs, renewals, replacements, additions, betterments and improvements thereto, so that at all times the efficiency thereof shall be fully preserved and maintained, ordinary wear and tear excepted.

         Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts and records and to make copies and memoranda of Borrower's books, accounts and records. If borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense, and discuss the affairs, finances and accounts of Borrower with Lender.

         Compliance Certificate. Unless waived in writing by Lender, provide Lender upon Lender's request a compliance certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no default or Event of Default has occurred, or has occurred and is continuing under this Agreement.

         Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

         Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business, and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, except purchase money security incurred in the normal course of business up to $500,000.00. (b) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender and except for Borrower's accounts as allowed as a permitted lien.

         Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, wind up, liquidate, merge, reorganize, transfer, acquire or consolidate with any other entity, change ownership, dissolve, transfer or sell or acquire Collateral or assets out of the ordinary course of business, or (c) pay, declare, set aside, or allocate any dividends in cash or other property, on Borrower's stock (however, if Borrower is a Subchapter S corporation, Borrower may make distributions to each shareholder which is necessary to pay for any personal income tax liability incurred by that shareholder as a direct result of profits generated by the Subchapter S corporation) or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

         Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) assume, endorse, be liable for or incur any agreement or obligation as surety or guarantor.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender or
(e) Lender in good faith reasonably deems itself insecure even through no Event or Default shall have occurred.

SEMI-ANNUL AUDITS. Semi-annual audits of Borrower's collateral will be preformed by Lender or its agent, and Borrower will be responsible for all costs incurred. The results of said audit must be satisfactory to Lender in its sole discretion.

EXIMBANK GUARANTEE PROGRAM. The loan is made in connection with the Working Capital Guarantee Program of the Export-Import Bank of the United States ("Eximbank"). A condition precedent to the making of the loan is guarantee by Eximbank of 90% of the principal of, and accrued interest on, the loan. The loan shall be subject to the terms and conditions of the Master Guarantee Agreement between Eximbank and Lender dated October 1, 1994, as such Master Guarantee Agreement shall be modified, renewed, or amended from time to time (the "Master Guarantee").

EXIMBANK BORROWER AGREEMENT. Borrower shall comply with the terms of that certain Borrower Agreement of even date herewith, whereby Borrower has made certain representations, warranties and agreements in connection with the loan. In the event of any conflict on a particular subject matter between the Borrower Agreement and this Agreement, the Agreement with the most restrictive and stringent requirement on Borrower with regard to such subject matter shall control.

06-29-1999                 BUSINESS LOAN AGREEMENT                        Page 6
Loan No.                        (Continued)

================================================================================
ADDITIONAL EVENTS OF DEFAULT. In addition to the Event of Default set forth above in the paragraph entitled "Events of Default," it shall be an Event of Default under this Agreement if the Master Guarantee shall be terminated or ineffective for any reason with respect to the Loan.

COMPLIANCE WITH OTHER REQUIREMENTS. Borrower agrees to comply with (a) any obligations Borrower may have under Eximbank rules, regulations and procedures, and (b) the procedures of Lender's Export Programs Department, as may be in effect from time to time.

LIMITATION OF AGREEMENT TO NOTE: Notwithstanding anything in this Agreement to the contrary, the Notes, Loans and Indebtedness covered by this Agreement shall be limited to the Note and Loan of even date (and any renewals, modifications, extensions, substitutions, refinancings or consolidations thereof) and the indebtedness evidenced thereby.

POTENTIAL LAIBILITY. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will notify Lender of any existing or potential liabilities exceeding $500,000.00.

RIGHT OF SETOFF. Borrower authorizes Lender, to the extent permitted by applicable law, to charge, withdraw or setoff all sums owing on this Agreement against any and all the accounts set forth below in the Accounts section without prior demand or notice to Borrower.

ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title and interest in and to, Borrower's deposits, accounts (whether checking, savings, or some other account), or securities now or hereafter in the possession of or on deposit with Lender or subsidiary including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

EVENTS OF DEFAULT. If any of the following events shall occur each shall constitute an Event of Default under this Agreement:

         Default on Indebtedness. An event of default as defined in any Loan or Note or demand for full payment of any Loan or Note.

         Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower. If any Affirmative Covenant herein is breached, and if Borrower or Grantor, as the case may be, has not been given a notice of a similar breach within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may be, after receiving written notice from Lender demanding cure of such failure: (a) cures the failure within thirty (30) days; or (b) if the cure requires more than thirty
         (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

         Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

         False Statements. Any warranty, representation, or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

         Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

         Insolvency. The dissolution or termination of Borrower's existence as a going business, insolvency, appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         Creditor Proceedings. Commencement of foreclosure proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any grantor of collateral for the Loan. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor proceeding, and if Borrower or Grantor gives Lender written notice of the creditor proceeding and furnishes reserves or a surety bond for the creditor proceeding satisfactory to Lender.

         Forfeiture. The filing of formal charges under any federal or state law against any Borrower which forfeiture is the penalty. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the proceeding, and if Borrower gives Lender written notice of the proceeding and furnishes reserves or a surety bond for the proceeding satisfactory to Lender.

         Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

         Insecurity.  Lender, in good faith reasonably deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform any obligation of Borrower or of any Grantor shall not affect Lender's right o declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or

06-29-1999                   BUSINESS LOAN AGREEMENT                      Page 7
Loan No.                         (Continued)

================================================================================
         amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

         Caption   Headings.   Caption   headings  in  this  Agreement  are  for
         convenience purposes only and are not to be used to interpret or define this provisions of this Agreement.

         Continuing Agreement. This Agreement is a continuing agreement and shall continue in effect notwithstanding that from time to time, no indebtedness may exist.

         Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

         Costs and Expenses. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

         Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States registered or certified mail, first class, postage prepaid, return receipt requested, addressed to the party to whom the notice is to be given at the address shown above; notification by facsimile is specifically not allowed. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

         Severabillity. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

         Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

         Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

         Time.  Time is of the essence in the performance of this Agreement.

         Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender is exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JUNE 29, 1999.

BORROWER:

Elcotel, Inc.

By:      /s/ William H. Thompson
   -----------------------------------------------
      William H. Thompson, Senior Vice President

LENDER:

NationsBank, N.A.

By:      /s/ Nathan Coon
   ------------------------------------------------
      Authorized Officer

================================================================================
LASER PRO, Regu. U.S. Pat. & T.M. Off., Ver. 3.24 (C) 1999 CFI ProServices, Inc. All rights reserved. [FL-C40 P3.24a ELCOTEL.LN C25.OVL]